UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:

     [_]  Preliminary Proxy Statement
     [_]  Confidential, For Use of the Commission

     Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [_]  Soliciting Material Pursuant to Section 240.14a-12

                          InkSure Technologies, Inc.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5)  Total fee paid:

--------------------------------------------------------------------------------
     [_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          (3)  Filing Party:

--------------------------------------------------------------------------------
          (4)  Date Filed:

--------------------------------------------------------------------------------

                            INKSURE TECHNOLOGIES INC.
                                  P.O. BOX 7006
                           AUDUBON, PENNSYLVANIA 19407

                                                               September 1, 2009

Dear Fellow Stockholders:

     An Annual Meeting of Stockholders will be held on Wednesday, September 23, 2009 at 10:00 A.M., at the offices of Blank Rome LLP, 405 Lexington Avenue - 24 th Floor, New York, New York 10174.

     The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Pacific Stock Transfer Company, in writing, at 500 Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

                                                 Cordially,


                                                 Yaron Meerfeld
                                                 Acting Chief Executive Officer

                            INKSURE TECHNOLOGIES INC.
                                  P.O. BOX 7006
                           AUDUBON, PENNSYLVANIA 19407

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 23, 2009

TO THE STOCKHOLDERS OF INKSURE TECHNOLOGIES INC.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of InkSure Technologies Inc. (the "Company") will be held on Wednesday, September 23, 2009 at 10:00 A.M. local time at the offices of Blank Rome LLP, 405 Lexington Avenue
- 24 th Floor, New York, New York 10174 for the following purposes:

          (i) To elect six members to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal; and

          (ii) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record on the books of the Company at the close of business on August 31, 2009 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2008, as amended, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

September 1, 2009                             By order of the Board of Directors


                                              Yaron Meerfeld
                                              Acting Chief Executive Officer

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                            INKSURE TECHNOLOGIES INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 23, 2009

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InkSure Technologies Inc. ("InkSure", "Company", "us", "our", or "we") for use at the Annual Meeting of Stockholders to be held on Wednesday, September 23, 2009 (the "Annual Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about September 1, 2009.

     The address and telephone number of the principal executive offices of the Company are:

                                  P.O. Box 7006
                           Audubon, Pennsylvania 19407
                            Telephone: (954) 772-8507

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

GENERAL INFORMATION                                                         1
         OUTSTANDING STOCK AND VOTING RIGHTS                                1
         VOTING PROCEDURES                                                  1
PROPOSAL I: ELECTION OF DIRECTORS                                           1
EXECUTIVE OFFICERS                                                          3
VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT       3
CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE                              4
         DIRECTOR INDEPENDENCE                                              4
         BOARD MEETINGS                                                     4
         COMMITTEES OF THE BOARD OF DIRECTORS                               5
         DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS           5
         CODE OF ETHICS                                                     6
         COMMUNICATIONS WITH THE BOARD                                      6
EXECUTIVE AND DIRECTOR COMPENSATION                                         6
         SUMMARY COMPENSATION TABLE                                         6
         EMPLOYMENT AGREEMENTS                                              7
         OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END                       7
         DIRECTOR COMPENSATION                                              8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                              8
         TRANSACTIONS WITH RELATED PERSONS                                  8
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS                                   9
         PRINCIPAL ACCOUNTANT FEES AND SERVICES                             9
AUDIT COMMITTEE REPORT                                                     10
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING                              11
OTHER INFORMATION                                                          11

                               GENERAL INFORMATION

OUTSTANDING STOCK AND VOTING RIGHTS.

     Only stockholders of record at the close of business on August 31, 2009 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 16,472,968 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES.

     At the Annual Meeting, the six nominees for election as directors who receive the highest number of votes cast at the Annual Meeting in person or represented by proxy will be elected, provided a quorum is present. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote on the election of directors or on any particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                        PROPOSAL I: ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, six (6) directors will be elected to the Board of Directors. Each director will be elected to a one-year term and will hold office until the 2010 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. It is the intention of the Board of Directors to nominate Elie Housman, Yaron Meerfeld, Gadi Peleg, Randy F. Rock, David W. Sass and Pierre L. Schoenheimer as directors.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

     The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

                                    DIRECTORS
                                 (To be Elected)
                         (New Term Will Expire in 2010)

     ELIE HOUSMAN, 72, joined us in February 2002 as chairman and as a director. From May 2005 until June 16, 2008, he served as our chief executive officer. Mr. Housman is a director of ICTS International, N.V. (ICTS.OB), an aviation security company, and Top Image Systems Ltd. (NASDAQ: TISA), an innovator of data capture solutions. In addition, Mr. Housman serves as a director for a number of privately held companies in the United States. Mr. Housman holds a B.A. and M.A. in economics.

     YARON MEERFELD, 49, joined us in November 2001 as chief executive officer and as a director. As of May 2005, he resigned as the chief executive officer and was appointed as our chief operating officer and has served as our acting Chief Executive Officer since June 16, 2008. Prior to joining us, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as managing director of Kromotek, Inc. and as the Vice President for Sales and Marketing at SuperCom Ltd. Mr. Meerfeld holds a B.Sc. in Economics and Business from Bar Ilan University and an M.B.A. from Tel Aviv University in Israel.

     GADI PELEG, 34, joined us in August 2008 as a director. Since May of 2003, Mr. Peleg has been president of Cape Investment Advisors, Inc., a private investment firm. Mr. Peleg also serves on the board of directors of Atelier 4, Inc., a logistics firm specializing in the care and transport of fine art and antiquities, which he joined in November 2005. Mr. Peleg received his BS from Columbia School of Engineering and Applied Science in 1997 and completed the Owner/President Management Program at Harvard University in 2008.

     RANDY F. ROCK, 57, joined us as a director in February 2007. He serves as a partner at G.C. Andersen Partners, LLC, an independent merchant bank that advises and invests in emerging growth and middle market companies, and a partner at United Growth Partners LP, a private equity firm. Mr. Rock has over 25 years of investment experience in capital-raising, complex restructuring and advisory services for a broad range of companies, both in size and industry. Before joining G.C. Andersen Partners in 2004, Mr. Rock was a managing director at Ryan Beck & Co. for five years where he co-founded the Middle-Market Investment Banking Group. Mr. Rock also served as a member of the firm's Commitment, Fairness Opinion, and Private Placement Committees. Mr. Rock received his B.A., cum laude, from Columbia College and his J.D. from Columbia University School of Law.

     DAVID W. SASS, 73, joined us in February 2003 as a director. Mr. Sass is a director and officer of several private companies. For the past 48 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, a director of ICTS International N.V. (ICTS.OB), and an honorary trustee of Ithaca College. Mr. Sass holds a B.A. from Ithaca College, a J.D. from Temple University School of Law and an LL.M. in taxation from New York University School of Law.

     PIERRE L. SCHOENHEIMER, 76, joined us as a director in August 2006. Mr. Schoenheimer is the managing director of Radix Organization, Inc., a private investment banking firm, which he founded in 1970. He is a director of Atelier 4, Inc., which he joined in November 2005. From January 1998 until December 2005, Mr. Schoenheimer was a principal of Radix Capital Management, LLC, a General Partner in the Austin Capital & Radix Sterling Fund, Ltd., a fund of hedge funds, which he also co-founded. Mr. Schoenheimer holds a B.A. from the New England College, a M.S. in Business from Columbia University and participated in the Owner/President Management Program at Harvard University.

                               EXECUTIVE OFFICERS

     The following is information with respect to the Company's officers who are not directors or nominees for director:

     TZLIL PEKER, 43, joined us in April 2008 as chief financial officer and vice president for finance. From January 2001 and on a continuing basis, Mr. Peker has provided CFO/finance services to high tech start-up companies operating in the telecommunications, cellular and IT global markets. Since November 2004, Mr. Peker has been Director of Finance for Alin Mossad Abrahams, a non-profit organization. Mr. Peker is a Certified Public Accountant (Israel) and holds a B.A. in Accounting and Economics from Tel Aviv University and an M.B.A. degree from Heriot-Watt University for Business Management.

      VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of voting securities of (i) each current member of the board of directors, (ii) each of our directors and officers named in the Summary Compensation Table below, (iii) all of our directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings.

     As of the Record Date, we had 16,472,968 shares of common stock outstanding.

                                              AMOUNT OF SHARES     PERCENTAGE
                                            BENEFICIALLY OWNED(1)     OWNED
                                                  ----------       ----------

DIRECTORS AND EXECUTIVE OFFICERS**

Yaron Meerfeld(2)                                  732,260            4.38%
Tzlil Peker(3)                                      15,834               *
Gadi Peleg(4)                                       32,083               *
Elie Housman(5)                                    844,379            4.98%
David W. Sass(6)                                   119,353               *
Pierre L. Schoenheimer(7)                          319,500            1.93%
Randy F. Rock(8)                                    93,000               *
Mickey E. Brandt                                         0               *
Executive officers and directors as a
  group (7 persons)                              2,156,409           12.31%

5% STOCKHOLDERS

ICTS International NV(9)                         5,059,673           29.73%
James E. Lineberger(10)                          1,147,049            6.76%

-------------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

** Except as otherwise indicated, the address of each beneficial owner is c/o InkSure Technologies Inc., P.O. Box 7006, Audubon, Pennsylvania 19407.

     (1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of the Record Date. Except as indicated by footnote to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned.

     (2) Includes 246,666 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (3) Represents 15,334 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (4) Represents 32,083 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (5) Includes 471,667 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (6) Includes 112,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (7) Consists of 242,500 shares of common stock held by Plampton Ltd. of which Mr. Schoenheimer is a majority shareholder and 77,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (8) Represents 93,000 shares of common stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

     (9) Includes 544,118 shares of common stock underlying warrants that are currently exercisable. ICTS International N.V.'s address is Biesboch 225, 1181 JC Amstelbeln, Netherlands.

     (10) Includes 500,000 shares of Common Stock underlying convertible notes which are currently convertible or convertible within 60 days of the Record Date held by the Irrevocable Trust of James E. Lineberger u/a 12/17/98; 259,370 shares of Common Stock beneficially owned by the Irrevocable Trust of James E. Lineberger u/a 12/17/98; and 67,385 shares of Common Stock held by L&Co., LLC. Mr. Lineberger is the Managing Member of Lineberger & Co., LLC. Lineberger & Co., LLC is the Manager of L & Co., LLC. Mr. Lineberger has no pecuniary interest in such securities owned by L & Co., LLC. The address of Mr. Lineberger, L&Co., LLC, Lineberger & Co., LLC and the Irrevocable Trust of James
E. Lineberger u/a 12/17/98 is c/o Lineberger & Co. 1120 Boston Post Road, Darien, Connecticut 06820.

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and other equity securities of the company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed on a timely basis other than a Form 3 and Form 4 by Gadi Peleg which were filed late.

                 CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

DIRECTOR INDEPENDENCE

     As our Common Stock is currently traded on the OTC Bulletin Board, we are not subject to the rules of any national securities exchange which require that a majority of a listed company's directors and specified committees of the board of directors meet independence standards prescribed by such rules. However, of our six directors currently serving on the Board of Directors, we believe that David W. Sass, Pierre Lucien Schoenheimer and Randy F. Rock are independent directors within the meaning of Marketplace Rule 5605(a)(2) of The NASDAQ Stock Market Inc.

BOARD MEETINGS

     During the last year, the Board of Directors held eight meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served. Each of the directors is encouraged to attend the annual stockholder's meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. During the fiscal year ended December 31, 2008, there were four meetings of the Audit Committee. The Audit Committee currently has two members: Messrs. Randy F. Rock and Gadi Peleg. The Audit Committee has the authority to retain and terminate the services of the company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits and legal issues. All members of the Audit Committee satisfy the current independence standard promulgated by the SEC, as such standards apply specifically to members of audit committees. There currently is no member of the Audit Committee who is an "audit committee financial expert" as the SEC has defined that term in Item 407 of Regulation S-B of the Securities Act because the former member of the Audit Committee who was such a "financial expert" resigned recently and the board of directors, which is engaged in ongoing efforts to replace him with a suitable "financial expert," has not yet been able to do so. The audit committee does not have a charter.

     COMPENSATION COMMITTEE. During the fiscal year ended December 31, 2008, there was one meeting of the Compensation Committee. The Compensation Committee currently has two members, Messrs. Randy F. Rock (Chairman) and Pierre L. Schoenheimer. The Compensation Committee does not have a written charter. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. All members of the compensation Committee qualify as independent directors under the definition promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market.

     EXECUTIVE COMMITTEE. The Executive Committee did not meet during the fiscal year ended December 31, 2008. The current members of the Executive Committee are: Messrs. Elie Housman, David Sass and Randy Rock. The Executive Committee has all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company; provided that the Executive Committee thereafter shall report all of its actions to the Board of Directors; and further provided, however, that the Executive Committee does not have the power to do the following: (i) amend the Certificate of Incorporation of the Company; (ii) adopt an agreement of reorganization, merger or consolidation;
(iii) recommend to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property or assets; (iv) recommend to the Stockholders a dissolution of the Company or a revocation of a dissolution; (v) amend the By-Laws of the Company; (vi) declare dividends; (vii) approve the Company's annual budget; (viii) issue stock or other equity securities of the Company; or (ix) any other action required to be taken by the full Board of Directors by the Delaware General Corporate Law.

     We do not have a standing nominating committee. The board of directors has not established a nominating committee primarily because the current composition and size of the board of directors permits candid and open discussion regarding potential new members of the board of directors. The entire board of directors currently operates as the nominating committee for the Company. There is no formal process or policy that governs the manner in which we identify potential candidates for the board of directors. Historically, however, the board of directors has considered several factors in evaluating candidates for nomination to the board of directors, including the candidate's knowledge of the company and its business, the candidate's business experience and credentials, and whether the candidate would represent the interests of all our stockholders as opposed to a specific group of stockholders. We do not have a formal policy with respect to our consideration of board of directors nominees recommended by stockholders of the company. However, the board of directors will consider candidates recommended by stockholders on a case-by-case basis. A stockholder who desires to recommend a candidate for nomination to the board of directors should do so in writing to the company at P.O. Box 7006, Audubon, Pennsylvania 19407, Attn: Chief Financial Officer.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

     A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2010 is required to give written notice containing the required information specified above addressed to the Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., P.O. Box 7006, Audubon, Pennsylvania 19407, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than May 4, 2010.

     With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2010 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2009, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2010 Annual Meeting.

CODE OF ETHICS

     We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial and Accounting Officers. The text of the code of conduct and ethics is available on our website, www.inksure.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on our website within four business days following the date of any such amendment or waiver.

COMMUNICATIONS WITH THE BOARD

     Stockholders who have questions or concerns should contact the members of the Board of Directors by writing to: Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., P.O. Box 7006, Audubon, Pennsylvania 19407. All communications received in writing will be distributed to the members of the Board of Directors deemed appropriate depending on the facts and circumstances outlined in the communication received.

                       EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2008 and 2007 to the persons serving as our chief executive officers and chief financial officers during 2008. No other executive officer earned in excess of $100,000 during 2008.

                                                                     Option
                                                                     Awards     All Other
Name and Principal Position    Year      Salary ($)    Bonus ($)     ($) (1)  Compensation ($)   Total ($)
---------------------------  --------     --------     --------     --------     --------        --------
Yaron Meerfeld                   2007      157,000       65,000       50,289       17,000(2)      289,289
Acting Chief Executive
Officer                          2008      185,000       30,000       47,405       17,000(2)      281,405

Elie Housman(3)                  2007      120,000            -       71,364            -         191,364
Director, formerly Chief
Executive Officer                2008       58,331            -       47,271            -         114,480

Tzlil Peker(4)                   2007            -            -            -            -               -
Chief Financial
Officer                          2008       61,750                     1,292            -          63,042

Mickey Brandt(5)                 2007      148,000                    50,831       17,000(2)      215,831
Formerly Chief Financial
Officer                          2008       65,551            -            -        8,300(2)       73,851

(1) Option awards costs are measured according to SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS No. 123R).

(2)  For use of company car

(3)  Mr. Housman served as our Chief Executive Officer until June 16, 2008

(4)  Mr. Peker was appointed our Chief Financial Officer on April 23, 2008.

(5)  Mr. Brandt served as our Chief Financial Officer until April 23, 2008.

EMPLOYMENT AGREEMENTS

     On July 1, 2008, the company's board of directors appointed Yaron Meerfeld to the position of acting chief executive officer of the company. Mr. Meerfeld remains a director of the company. Mr. Meerfeld has an employment agreement with the company. The agreement provides for an annual base salary of $142,000, plus customary payments that are made to employees in Israel and the use of a company automobile and coverage of automobile taxation. Mr. Meerfeld may terminate the agreement on 180 days' prior written notice and the company may terminate the agreement on 270 days' prior written notice, provided that the company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

     On April 23, 2008, the company entered into an employment agreement with Tzlil Peker, the chief financial officer, secretary and treasurer of the company. The agreement for half-time position provides for an annual salary of $63,000, plus customary payments that are made to employees in Israel. Mr. Peker may terminate the agreement on 60 days' prior written notice and the company may terminate the agreement on 60 days prior written notice, provided that the company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table shows stock option awards outstanding on the last day of the fiscal year ended December 31, 2008 for each of the executive officers named in the Summary Compensation Table.

                                                       OPTION AWARDS
                    ------------------------------------------------------------------------------------
                                                      EQUITY INCENTIVE
                     NUMBER OF         NUMBER OF       PLAN AWARDS:
                     SECURITIES        SECURITIES        NUMBER OF
                     UNDERLYING        UNDERLYING        SECURITIES
                     UNEXERCISED      UNEXERCISED        UNDERLYING          OPTION
                       OPTIONS          OPTIONS          UNEXERCISED        EXERCISE           OPTION
                         (#)               (#)         UNEARNED OPTIONS       PRICE         EXPIRATION
    NAME             EXERCISABLE    UNEXERCISABLE (1)        (#)               ($)              DATE
------------        ------------      ------------      ------------      ------------      ------------
     (a)                 (b)               (c)               (d)               (e)               (f)
Yaron                    200,000                                                  0.80         2/24/2009
Meerfeld(2)               50,000                                                  1.25         12/9/2009
                          80,000                                                  2.56         1/12/2011
                          33,333         66,667 (3)                               1.72         7/26/2012
                                        100,000 (4)                               0.30          7/1/2013
Tzlil Peker(2)                           25,000 (5)                               0.34          5/1/2013
                                         15,000 (6)                               0.30          7/3/2013
Elie Housman             478,467                                                 0.966          2/6/2009
                         200,000                                                  0.80         2/24/2009
                          50,000                                                  1.25         12/9/2009
                         250,000                                                  1.30         5/19/2010
                          65,000                                                  2.56         1/12/2011
                          33,333         66,666 (7)                               1.72         7/26/2012
                          40,000                                                  0.30          1/7/2013

(1) The outstanding option agreements issued under the company's 2002 Employee, Director and Consultant Stock Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.

(2) The options were granted pursuant to our 2002 Employee, Director and Consultant Stock Plan.

(3)  Will vest in two equal installments on July 26, 2009 and 2010.

(4)  Will vest in two equal installments on July 1, 2009 and 2010.

(5)  Will vest in three equal installments on April 30, 2009, 2010 and 2011.

(6)  Will vest in two equal installments on July 2, 2009 and 2010.

(7)  Will vest in two equal installments on July 26, 2009 and 2010.

DIRECTOR COMPENSATION

     The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2008:

                              Fee Earned or                           All Other
                              Paid in Cash       Option Awards      Compensation
Name                               ($)               (#)                 ($)
----------------------         ----------         ----------         ----------

Elie Housman                        1,000             40,000                  -
David W. Sass                       1,500             40,000                  -
Pierre L. Schoenheimer              1,750             40,000                  -
Randy F. Rock                       2,250             60,000                  -
Gadi Peleg                            500             32,083                  -

     Philip M. Getter, our former Chairman of the Board (non-executive), received $10,000 on a monthly basis plus reasonable out-of-pocket expenses for his service as director. Additionally, on June 16, 2008, Mr. Getter was granted an option to purchase 305,000 shares of the Company's common stock, which options expire five years from the date of grant and are exercisable at a price per share of $0.30.

     During 2008, we paid fees for the board members for participation at board meetings ranging between $250 and $500 for each board meeting.

     Directors are entitled to receive options under our 2002 Employee, Director and Consultant Stock Option Plan. On July 1, 2008, we granted options to purchase shares of common stock to each of our non-employee directors for the fiscal year ending December 31, 2008. Each director received a base quantity of 35,000 options and additional options based on such person's membership in Committees of the board of directors; each committee member receives 5,000 additional options and a committee chairman receives 10,000 additional options. During fiscal year 2008, Messrs. Getter (Chairman) and Rock were members of our Audit Committee and Messrs. Rock (Chairman), Getter and Schoenheimer were members of the Compensation Committee. The exercise price of such options was $0.30, the closing market price of our common stock on the date of grant on July 1, 2008 as reported by the Over the Counter Bulletin Board. Such options became exercisable immediately as of the date of grant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

     Our Audit Committee reviews and approves in advance all related-party transactions. Except for the entering into of employment agreements described above, there have been no transactions during fiscal year 2008 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates or with any "related person" as the SEC has defined that term in Item 404 of Regulation S-K promulgated under the Securities Act.

     On January 14, 2008, we entered into a settlement and release agreement with certain warrant holders related to Mr. James E. Lineberger, a former director of ours, in order to settle a dispute that had arisen as to the exercise price of the warrants held by these warrant holders resulting from whether we were required, or failed, to maintain the effectiveness of a registration statement in light of the possible affiliate status of these warrant holders (which arguably prevented the warrant holders from relying on Rule 144(k) promulgated under the Securities Act of 1933, as amended). Pursuant to the settlement, we have issued to the warrant holders an aggregate of 179,696 of our shares of Common Stock, which 141,289 shares were issued in connection with the cashless exercise of the warrants and the remaining 38,407 shares were issued as payment of legal fees incurred by the warrants holders.

     On April 7, 2008, we completed a private placement of senior secured convertible notes in an aggregate principal amount of $3,000,000 pursuant to each of the Amendment, Exchange and Purchase Agreements as of such date between us and each of certain accredited investors. In connection with this private placement, an entity related to Mr. Lineberger exchanged its $300,000 principal amount of Convertible Promissory Notes into $300,000 principal amount of Amended and Restated Secured Convertible Promissory Notes. These notes are convertible into 500,000 shares of our Common Stock, subject to certain adjustments. We may redeem the notes by paying a premium of 5%-25% of the outstanding principal amount of the notes (based upon the date of redemption) plus interest and the amounts in the collateral account securing such interest; at the time of such redemption, the 500,000 Series B-1 warrants issued to the entity related to Mr. Lineberger in the private placement, expiring September 30, 2010, at an exercise price of $0.60 (subject to adjustments, including pursuant to economic anti-dilution adjustments) shall become exercisable.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Company has engaged Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC"), as its principal independent registered public accountant for the fiscal year ending December 31, 2009. The Company expects that representatives of BAC will be present at the Annual Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table presents fees for professional audit services rendered by Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC") for the audit of the company's annual financial statements for the years ended December 31, 2008 and December 31, 2007 and fees billed for other services rendered by BAC during the same period. The following table also reflects fees for certain services related to tax compliance in Israel and reporting rendered by BAC during the fiscal years ended December 31, 2008 and December 31, 2007.

                          FISCAL YEAR ENDED     FISCAL YEAR ENDED
                          DECEMBER 31, 2008      DECEMBER 31, 2007
                              ----------            ----------

Audit fees(1)                 $   30,000            $   35,000
Audit related fees            $        0            $        0
Tax fees(2)                   $        0            $    7,000
All other fees                $        0            $        0
                              ==========            ==========

Total                         $   30,000            $   42,000

--------------------

     (1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

     (2) Tax fees consist principally of assistance with tax matters related to tax compliance and reporting in Israel.

     All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     2. AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

     3. TAX services include services related to tax compliance, tax planning and tax advice.

     4. OTHER FEES are those associated with services not captured in the other categories.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities for the financial statements for fiscal year 2008, the Audit Committee took the following actions:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management and Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC");

     o Discussed with BAC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

     o Received written disclosures and the letter from BAC regarding its independence as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee further discussed with BAC their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and BAC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

     Members of the InkSure Technologies Inc. Audit Committee

                    Mr. Gadi Peleg
                    Mr. Randy Rock

                  STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

     It is currently anticipated that the Company will hold its 2010 Annual Meeting of Stockholders in September, 2010 and would mail the notice of such meeting and related proxy statement to its stockholders in August, 2010. Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2010 must submit the proposal in proper form consistent with our By-laws to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act no later than May 4, 2010 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals should contain the name and record address of the stockholder, the class and number of shares of our Common Stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

     If a stockholder submits a proposal after the May 4, 2010 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our Annual Meeting of Stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2009 to be held in 2010, the proposal, which must be presented in a manner consistent with our By-laws and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary not less than fifty nor more than seventy five days prior to the meeting.

     With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2010 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2009, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2010 Annual Meeting.

     We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by us. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and we may reimburse such persons for their expenses.

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, AS AMENDED ON APRIL 30, 2009, AS FILED WITH THE SEC IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 31, 2009. A STOCKHOLDER MAY ALSO REQUEST AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, AS AMENDED, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY WRITING TO INKSURE TECHNOLOGIES INC., P.O. BOX 7006, AUDUBON, PENNSYLVANIA 19407, ATTENTION: CHIEF FINANCIAL OFFICER. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                           By order of the Board of Directors,


                                           Yaron Meerfeld
                                           Acting Chief Executive Officer

September 1, 2009

                            INKSURE TECHNOLOGIES INC.

                                  P.O. Box 7006

                           Audubon, Pennsylvania 19407

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 23, 2009

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 1, 2009 in connection with the Annual Meeting to be held at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, at 10:00 a.m., Eastern Time, on Wednesday September 23, 2009, and hereby appoints Yaron Meerfeld, and Gadi Peleg and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of InkSure Technologies Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     1. Election of the following nominees as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

NOMINEES                                 FOR                  WITHHELD
----------------------          -------------------      -------------------

Elie Housman                             [_]                     [_]

Yaron Meerfeld                           [_]                     [_]

Gadi Peleg                               [_]                     [_]

Randy F. Rock                            [_]                     [_]

David W. Sass                            [_]                     [_]

Pierre L. Schoenheimer                   [_]                     [_]

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign below. You need not mark any boxes.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.

______________________________________       Date:_____________________
Signature

______________________________________       Date:_____________________
Signature

KINDLY SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND AND WISH TO VOTE PERSONALLY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.